OPPENHEIMER BALANCED FUND

Supplement dated March 22, 2011 to the Prospectus and
Statement of Additional Information dated January 28, 2011

This supplement amends the Prospectus and Statement of Additional Information of Oppenheimer Balanced Fund (the "Fund"), each dated January 28, 2011. Capitalized terms used herein are as defined in the Prospectus.

The Board of Trustees of the Fund has determined that it is in the best interest of the Fund's shareholders that the Fund reorganize with and into Oppenheimer Equity Income Fund, Inc. ("Equity Income Fund"). The Board unanimously approved an Agreement and Plan of Reorganization to be entered into between the Fund and Equity Income Fund, pursuant to which Equity Income Fund will acquire substantially all of the assets and assume certain liabilities of the Fund in exchange for shares of Equity Income Fund (the "Reorganization"). If the Reorganization takes place, Fund shareholders will receive shares of Equity Income Fund equal in value to the value of the net assets of the shares of the Fund they hold immediately prior to the Reorganization. The shares of Equity Income Fund to be received by shareholders of the Fund will be issued at net asset value without a sales charge and will not be subject to any contingent deferred sales charge. The Reorganization is expected to be tax-free for both the Fund and Equity Income Fund and their respective shareholders. Following the Reorganization, the Fund will liquidate, dissolve and terminate its registration as an investment company under the Investment Company Act of 1940.
The Reorganization is conditioned upon, among other things, approval by the Fund's shareholders. Shareholders of record, as of April 29, 2011, will be entitled to vote on the Reorganization and will receive a combined prospectus and proxy statement describing the Reorganization and the shareholder meeting. The combined prospectus and proxy statement is expected to be distributed to shareholders of record on or about June 23, 2011. The shareholder meeting is scheduled for August 12, 2011. If approved by the shareholders and certain conditions required by the Reorganization Agreement are satisfied, the Reorganization is expected to take place on or about August 19, 2011.

March 22, 2011                                                                                                                                                                   PS0240.036